SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
32	SUBSEQUENT EVENTS

Issued bonds -

At the beginning of January 2024, the Bank issued bonds for a total of US$800 million with a term of 5 years in the international market. This operation included the issuance of bonds valued at US$500 million and bonds in soles for a total of S/1,150 million with coupon rates of 5.85 percent and 7.85 percent, respectively.

Dividend distribution -

At the Annual General Mandatory Meeting of BCP Shareholders held on March 27, 2024, dividends of S/0.3092 per share were declared for a total of S/4,011,305,596.83 and increased the retained earnings by S/653,202,453.18. Dividends will be recorded on April 17, 2024, and will be paid on May 8, 2024.